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                                                                    Exhibit 24.1
                         POWER OF ATTORNEY OF DIRECTORS

KNOW BY ALL PERSONS BY THESE PRESENTS:

          Each of the undersigned hereby constitutes and appoints Victor J. Bacigalupi, Mark C. Berkowitz, Charles F. Broom, John M. Lorenzen, Jr., Claude
J. Seaman, and William A. Seymore and each of them with power to act alone, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 relating to 50,000 shares of Common Stock issuable under The PMI Group, Inc. Savings and Profit-Sharing Plan, and any and all amendments of such Registration Statement, including post-effective amendments, and to file the same, together with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorney-in-fact full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises hereof, as fully to all intents and purposes as he or she might do or could do in person, thereby ratifying and confirming all that said attorney-in-fact or his or her substitutes may lawfully do or cause to be done by virtue hereof.


    /s/ W. Roger Haughton           February 27, 1998
  ------------------------------
        W. Roger Haughton


    /s/ Wayne E. Hedien             February 26, 1998
  ------------------------------
        Wayne E. Hedien


    /s/ Edward M. Liddy             February 27, 1998
  ------------------------------
        Edward M. Liddy


    /s/ Donald C. Clark             February 25, 1998
  ------------------------------
        Donald C. Clark


    /s/ Kenneth T. Rosen            February 26, 1998
  ------------------------------
        Kenneth T. Rosen


    /s/ Mary Lee Widener            February 25, 1998
  ------------------------------
        Mary Lee Widener
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    /s/ Richard L. Thomas           February 26, 1998
  ------------------------------
        Richard L. Thomas


    /s/ James C. Castle             February 27, 1998
  ------------------------------
        James C. Castle


    /s/ John D. Roach               February 27, 1998
  ----------------------------
        John D. Roach